SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Enhanced Global Bond Fund

The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus:

SHAREHOLDER FEES (paid directly from your investment)

	A	T	C	S
Maximum sales charge (load) imposed on purchases, as % of offering price	4.50	2.50	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	None	1.00	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	$20

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

	A	T	C	S
Management fee	0.41	0.41	0.41	0.41
Distribution/service (12b-1) fees	0.24	0.25	1.00	None
Other expenses1	0.72	0.70	0.74	0.67
Acquired funds fees and expenses	0.02	0.02	0.02	0.02
Total annual fund operating expenses	1.39	1.38	2.17	1.10
Fee waiver/expense reimbursement	0.47	0.46	0.50	0.43
Total annual fund operating expenses after fee waiver/expense reimbursement	0.92	0.92	1.67	0.67

1 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at 0.90%, 0.90%, 1.65% and 0.65% for Class A, Class T, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Years	A	T	C	S
1	$540	$342	$270	$68
3	826	632	631	307
5	1,133	944	1,119	565
10	2,005	1,827	2,464	1,302

You would pay the following expenses if you did not redeem your shares:

Years	A	T	C	S
1	$540	$342	$170	$68
3	826	632	631	307
5	1,133	944	1,119	565
10	2,005	1,827	2,464	1,302

June 7, 2017
PROSTKR-869

The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:

For Deutsche Enhanced Global Bond Fund, the Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at 0.90%, 0.90%, 1.65% and 0.65% for Class A, Class T, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

June 7, 2017
PROSTKR-869

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